Securities Act File No.   333-_____

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________

FORM N-14
REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933

☐   Pre-Effective Amendment No.    ☐   Post-Effective Amendment No.
(Check appropriate box or boxes)
__________________________________________________________________

GENERAL MUNICIPAL MONEY MARKET FUNDS, INC.
(Exact Name of Registrant as Specified in its Charter)

Registrant's Telephone Number, including Area Code: (212) 922-6000

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of Principal Executive Offices)

Jeff Prusnofsky, Esq.
200 Park Avenue
New York, New York 10166
(Name and Address of Agent for Service)

COPY TO:
David Stephens, Esq.
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
__________________________________________________________________

Approximate Date of Proposed Public Offering:  As soon as practicable after this Registration Statement is declared effective.

It is proposed that this filing will become effective on June 10, 2015 pursuant to Rule 488 under the Securities Act of 1933.

An indefinite number of Registrant's shares of Common Stock, par value $0.001 per share, has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.  Accordingly, no filing fee is being paid at this time.

GENERAL MUNICIPAL MONEY MARKET FUNDS, INC.

Form N-14
Cross Reference Sheet
Pursuant to Rule 481(a) Under the Securities Act of 1933

FORM N-14 ITEM NO.		PROSPECTUS/PROXY STATEMENT CAPTION

Part A

Item 1.	Beginning of Registration Statement and Outside Front Cover Page of Prospectus	Cover Page

Item 2.	Beginning and Outside Back Cover Page of Prospectus	Cover Page

Item 3.	Fee Table, Synopsis Information and Risk Factors	Summary

Item 4.	Information About the Reorganization	Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganization; Information About the Reorganization; Voting Information; Exhibit A: Agreement and Plan of Reorganization

Item 5.	Information About the Registrant
Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganization; Information About the Reorganization; Additional Information about the Acquiring Fund and the Fund; Voting Information; Exhibit B: Description of the Acquiring Company's Board Members

Item 6.	Information About the Fund Being Acquired
Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganization; Information About the Reorganization; Additional Information about the Acquiring Fund and the Fund; Voting Information

Item 7.	Voting Information	Notice of Special Meeting of Shareholders; Proxy Statement Cover Page; Voting Information

Item 8.	Interest of Certain Persons and Experts	Not Applicable

Item 9.	Additional Information Required for Reoffering by Persons Deemed to be Underwriters	Not Applicable

PART B		STATEMENT OF ADDITIONAL INFORMATION CAPTION

Item 10.	Cover Page	Cover Page

Item 11.	Table of Contents	Not Applicable

Item 12.	Additional Information About the Registrant	Statement of Additional Information of the Registrant, dated May 1, 2014, as revised or amended July 1, 2014, September 1, 2014, February 27, 2015, April 1, 2015 and May 1, 2015(1)

Item 13.	Additional Information About the Fund Being Acquired
Statement of Additional Information of Dreyfus Municipal Money Market Fund, Inc., dated August 1, 2014, as revised or amended September 1, 2014, October 1, 2014, January 1, 2015, January 21, 2015, February 1, 2015, April 1, 2015 and April 27, 2015(2)

Item 14.	Financial Statements
Annual Report of the Registrant, dated November 30, 2014(3); Annual Report of Dreyfus Municipal Money Market Fund, Inc., dated May 31, 2014, and Semi-Annual Report of Dreyfus Municipal Money Market Fund, Inc., dated November 30, 2014(4)

PART C

Item 15.	Indemnification

Item 16.	Exhibits

Item 17.	Undertakings

(1)
Incorporated herein by reference to the definitive version of the Registrant's Statement of Additional Information, filed pursuant to Rule 497 under the Securities Act, as amended, on May 1, 2015 (File No. 2-77767).

(2)
Incorporated herein by reference to the definitive version of Dreyfus Municipal Money Market Fund, Inc.'s Statement of Additional Information, filed pursuant to Rule 497 under the Securities Act, as amended, on April 28, 2015 (File No. 2-65232).

(3)	Incorporated herein by reference to the Annual Report of the Registrant, filed February 3, 2015 (File No. 811-3481).
(4)
Incorporated herein by reference to the Annual Report of Dreyfus Municipal Money Market Fund, Inc., filed on July 31, 2014, and the Semi-Annual Report of Dreyfus Municipal Money Market Fund, Inc., filed on January 30, 2015 (File No. 811- 02946).

DREYFUS MUNICIPAL MONEY MARKET FUND, INC.

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166

Dear Shareholder:

As a shareholder of Dreyfus Municipal Money Market Fund, Inc. (the "Fund"), you are being asked to vote on an Agreement and Plan of Reorganization to allow the Fund to transfer all of its assets in a tax-free reorganization to General Municipal Money Market Fund (the "Acquiring Fund"), in exchange solely for Class A shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities.  The Acquiring Fund, like the Fund, is a money market fund that seeks to maintain a stable share price of $1.00.  The Dreyfus Corporation ("Dreyfus") is the investment adviser to the Fund and the Acquiring Fund.

As part of a broader set of changes being proposed by Dreyfus for its current money market fund offerings, management of Dreyfus recommended to the Fund's Board of Directors that the Fund be consolidated with the Acquiring Fund.  If the Agreement and Plan of Reorganization is approved and consummated for the Fund, you would no longer be a shareholder of the Fund, but would become a shareholder of the Acquiring Fund, receiving Class A shares of the Acquiring Fund for your Fund shares.  Management believes that the reorganization will permit Fund shareholders to pursue the same investment goals in a larger combined fund that has a substantially similar investment objective and substantially similar investment management policies as the Fund.  Class A shares of the Acquiring Fund have a comparable total annual expense ratio and a comparable performance record to that of the Fund.  Management also believes that the reorganization should enable Fund shareholders to benefit from more efficient portfolio management and will eliminate the duplication of resources and costs associated with servicing the funds as separate entities.

After careful review, the Fund's Board of Directors has unanimously approved the proposed reorganization of the Fund.  The Fund's Board of Directors believes that the reorganization will permit Fund shareholders to pursue the same investment goals in a larger combined fund that has a comparable total annual expense ratio and a comparable performance record to that of the Fund.  In approving the reorganization, the Fund's Board of Directors determined that the reorganization is in the best interests of the Fund and that the interests of the Fund's shareholders will not be diluted as a result of the reorganization.  The Fund's Board of Directors recommends that you read the enclosed materials carefully and then vote FOR the proposal.

The Securities and Exchange Commission (the "SEC") has adopted amendments to the rules governing money market funds that will change the way certain money market funds, like the Fund and the Acquiring Fund, operate.  Management currently anticipates that the Acquiring Fund will continue to seek to maintain a stable $1.00 price per share following the effective date of the new SEC rules in October 2016.  In order to do so, the Acquiring Fund will not accept any investments by institutional or "non-natural" persons, including new investments by non-natural persons that are the beneficial owners of Acquiring Fund shares, after the date the Acquiring Fund implements changes in accordance with the new SEC rules.

Your vote is extremely important, no matter how large or small your Fund holdings.

To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.

•	By Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.

•	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.

•	In Person. Any shareholder who attends the meeting in person may vote by ballot at the meeting.

Further information about the proposed reorganization is contained in the enclosed materials, which you should review carefully before you vote.  If you have any questions after considering the enclosed materials, please call 1-800-DREYFUS.

Sincerely,
Bradley J. Skapyak President Dreyfus Municipal Money Market Fund, Inc.

June 10, 2015

TRANSFER OF THE ASSETS OF
DREYFUS MUNCIPAL MONEY MARKET FUND, INC.
TO AND IN EXCHANGE FOR CLASS A SHARES OF
GENERAL MUNICIPAL MONEY MARKET FUND

QUESTIONS AND ANSWERS

The enclosed materials include a Prospectus/Proxy Statement containing information you need to make an informed decision about the proposed reorganization.  However, we thought it also would be helpful to begin by answering some of the important questions you might have about the proposed reorganization.

WHAT WILL HAPPEN TO MY DREYFUS MUNICIPAL MONEY MARKET FUND, INC. INVESTMENT IF THE PROPOSED REORGANIZATION OCCURS?

You will become a shareholder of General Municipal Money Market Fund (the "Acquiring Fund"), an open-end investment company managed by The Dreyfus Corporation ("Dreyfus"), on or about November 13, 2015 (the "Closing Date"), and will no longer be a shareholder of Dreyfus Municipal Money Market Fund, Inc. (the "Fund").  You will receive Class A shares of the Acquiring Fund with a value equal to the value of your investment in the Fund as of the Closing Date.  The Fund will then cease operations and dissolve under Maryland law.

WHAT ARE THE BENEFITS OF THE PROPOSED REORGANIZATION FOR ME?

The Fund's Board of Directors believes that the reorganization will permit Fund shareholders to pursue the same investment goals in a larger combined fund that also is managed by Dreyfus.  By combining the Fund with the Acquiring Fund, which has more assets than the Fund, Fund shareholders should benefit from more efficient portfolio management.  As of February 28, 2015, the Acquiring Fund had approximately $894 million and the Fund had approximately $469 million in net assets.  In addition, Class A shares of the Acquiring Fund have a comparable total annual expense ratio and a comparable performance record to that of the Fund.  The reorganization also will permit the funds' service providers—including Dreyfus—to operate and service a single fund (and its shareholders), instead of having to operate and service both funds with similar shareholder bases.  Other potential benefits are described in the enclosed Prospectus/Proxy Statement.

DO THE FUNDS HAVE SIMILAR INVESTMENT GOALS AND STRATEGIES?

Yes.  The Acquiring Fund and the Fund have a substantially similar investment objective and substantially similar investment management policies.  The Acquiring Fund seeks to maximize current income exempt from federal income tax, to the extent consistent with the preservation of capital and the maintenance of liquidity.  The Fund seeks as high a level of current income exempt from federal income taxes as is consistent with the preservation of capital and the maintenance of liquidity.  As money market funds, the Acquiring Fund and the Fund are each subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), to help them maintain a $1.00 share price.  The investment policies, practices and limitations (and the related risks) of the Acquiring Fund and the Fund are substantially similar.  To pursue its goal, each fund normally invests substantially all of its net assets in short-term, high quality municipal obligations that provide income exempt from federal income taxes.  The Acquiring Fund is diversified, whereas the Fund is non-diversified.

Although the Acquiring Fund and the Fund each seek to provide income exempt from federal income tax, income from some of their respective holdings may be subject to the federal alternative minimum tax.  In addition, each fund may invest temporarily in high quality, taxable money market instruments, including when the portfolio manager believes that acceptable municipal obligations are unavailable for investment.  During such periods, the relevant fund may not achieve its investment objective.

Dreyfus is the investment adviser to the Acquiring Fund and the Fund and provides day-to-day management of the Acquiring Fund's and the Fund's investments.  MBSC Securities Corporation, a wholly-owned subsidiary of Dreyfus, distributes the shares of the Acquiring Fund and the Fund.  For additional information regarding the Acquiring Fund and the Fund, please refer to the enclosed Prospectus/Proxy Statement.

CAN YOU SUMMARIZE THE REGULATORY CHANGES AFFECTING THE FUNDS AND WHAT DREYFUS IS PROPOSING TO DO WITH ITS MONEY MARKET FUND LINE-UP?

Last July, the Securities and Exchange Commission (the "SEC") issued new rules for money market funds, including the Fund and the Acquiring Fund.  When implemented, these rules will create new definitions for government funds and retail funds, and also require institutional prime (general purpose) and institutional municipal money market mutual funds to price and transact at a "floating" net asset value per share.  During periods of extraordinary market stress, the new rules also permit a prime or a municipal money market fund to charge its shareholders liquidity fees which are payable to the fund upon redemption, and to provide for redemption gates that temporarily would halt all withdrawals.  The new structural changes, however, will not materially affect government money market funds.

Since last July, management of Dreyfus has conducted an ongoing review of the SEC's new rules, the investment needs and preferences of fund shareholders and Dreyfus' current money market fund offerings.  As a result of that review and in light of the changing regulatory landscape, Dreyfus is seeking to align its fund offerings with shareholders' needs and preferences through a broad series of changes, including plans to amend the investment management policies of certain Dreyfus-managed money market funds and proposals to convert several Dreyfus-managed prime money market funds to government money market funds.  Additionally, Dreyfus is proposing to consolidate several funds, including the Fund and the Acquiring Fund, that have similar investment strategies.  Dreyfus believes that the proposed reorganization of the Fund, along with the other changes summarized above, will simplify and streamline its money market fund offerings and make it easier for shareholders to select a fund or class that meets their needs.

WILL THE ACQUIRING FUND CONTINUE TO SEEK TO MAINTAIN A STABLE NET ASSET VALUE AFTER IMPLEMENTATION OF THE REGULATORY CHANGES?

Yes.  Management currently anticipates that the Acquiring Fund will continue to seek to maintain a stable $1.00 price per share following the effective date of the new SEC rules.  To be permitted to do so, the Acquiring Fund will not accept any new investments by institutional or "non-natural" persons, including new investments by non-natural persons that are the beneficial owners of Acquiring Fund shares, after the date the Acquiring Fund implements changes in accordance with the new SEC rules.  Currently, the Acquiring Fund has non-natural persons as part of its shareholder base.  Shareholders of the Acquiring Fund who are non-natural persons would be permitted to remain in the Acquiring Fund, but would not be permitted to make new investments after the date the Acquiring Fund implements changes in accordance with the new SEC rules.  These shareholders also would be permitted to exchange into other money market funds managed by Dreyfus.

WHAT ARE THE TAX CONSEQUENCES OF THE PROPOSED REORGANIZATION?

The reorganization will not be a taxable event for federal income tax purposes.  Shareholders will not recognize any capital gain or loss as a direct result of the reorganization.  A shareholder's tax basis in Fund shares will carry over to the shareholder's Acquiring Fund shares, and the holding period for such Acquiring Fund shares will include the holding period for the shareholder's Fund shares.  As a condition to the closing of the reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a direct result of the reorganization.  The Fund will distribute any undistributed net investment income and net realized capital gains (after reduction for any capital loss carryforwards) prior to the reorganization, which distribution will be taxable to shareholders.  Certain tax attributes of the Fund will carry over to the Acquiring Fund, including the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards, if any.

WILL I ENJOY THE SAME PRIVILEGES AS A SHAREHOLDER OF THE ACQUIRING FUND THAT I CURRENTLY HAVE AS A SHAREHOLDER OF THE FUND?

Yes.  The Acquiring Fund will offer you the same shareholder privileges, such as the Fund Exchanges service, Dreyfus Auto-Exchange Privilege, Dreyfus TeleTransfer, Dreyfus-Automatic Asset Builder®, Dreyfus Payroll Savings Plan, Dreyfus Government Direct Deposit Privilege, Dreyfus Dividend Options, Automatic Withdrawal Plan or Dreyfus Express®, that you currently have as a shareholder of the Fund.  In addition, you also will have the ability to write redemption checks against your Acquiring Fund account through the Checkwriting Privilege.

WILL THE PROPOSED REORGANIZATION RESULT IN A HIGHER MANAGEMENT FEE OR HIGHER TOTAL FUND EXPENSES?

No.  Under its respective agreement with Dreyfus, each fund has agreed to pay Dreyfus a management fee at the annual rate of 0.50% of the value of its average daily net assets.  In addition, as of each fund's most recent fiscal year end for which an annual report is available, Class A shares of the Acquiring Fund had a comparable total annual expense ratio to that of the Fund (without reflecting the fees waived and/or expenses reimbursed by Dreyfus pursuant to a voluntary undertaking to maintain a yield floor for the Acquiring Fund and the Fund).

WHO WILL PAY THE EXPENSES OF THE PROPOSED REORGANIZATION?

Dreyfus, and not the Fund or the Acquiring Fund, will pay the expenses directly related to the reorganization.

HOW DOES THE FUND'S BOARD OF DIRECTORS RECOMMEND I VOTE?

As part of the broader set of changes being proposed by Dreyfus for its current money market fund offerings described above, management of Dreyfus recommended to the Fund's Board that the Fund be consolidated with the Acquiring Fund.  After considering the terms and conditions of the reorganization, the investment objectives and investment management policies of, as well as shareholder services offered by, the Fund and the Acquiring Fund, fees and expenses, including the total annual expense ratios, of the Fund and the Acquiring Fund, and the relative performance of the Fund and the Acquiring Fund, the Fund's Board believes that reorganizing the Fund into the Acquiring Fund is in the best interests of the Fund and that the interests of the Fund's shareholders will not be diluted as a result of the reorganization.  In reaching this conclusion, the Fund's Board determined that reorganizing the Fund into the Acquiring Fund, which also is managed by Dreyfus and has a substantially similar investment objective and substantially similar investment management policies as those of the Fund, offers potential benefits to Fund shareholders.  These potential benefits include permitting Fund shareholders to pursue the same investment goals in a larger combined fund that has a comparable total annual expense ratio and a comparable performance record to that of the Fund.  By combining the Fund with the Acquiring Fund, shareholders of the Fund also should benefit from more efficient portfolio management.  Therefore, the Fund's Board recommends that you vote FOR the reorganization.

HOW CAN I VOTE MY SHARES?

You can vote in any one of the following ways:

•	By mail, with the enclosed proxy card and postage-paid envelope;

•	By telephone, with a toll-free call to the number listed on your proxy card;

•	Through the Internet, at the website address listed on your proxy card; or

•	In person at the meeting.

We encourage you to vote through the Internet or by telephone using the number that appears on your proxy card.  Whichever voting method you choose, please take the time to read the Prospectus/Proxy Statement before you vote.

Please note: if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal.  Thank you in advance for your vote.

DREYFUS MUNICIPAL MONEY MARKET FUND, INC.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders:

A Special Meeting of Shareholders of Dreyfus Municipal Money Market Fund, Inc. (the "Fund") will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, on Tuesday, August 25, 2015, at 9:30 a.m., for the following purposes:

1.
To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to General Municipal Money Market Fund (the "Acquiring Fund"), in exchange solely for Class A shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Reorganization").  Class A shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to its shareholders in liquidation of the Fund, after which the Fund will cease operations and will be dissolved under Maryland law; and

2.	To transact such other business as may properly come before the meeting, or any adjournment(s) thereof.

Shareholders of record at the close of business on June 10, 2015 will be entitled to receive notice of and to vote at the meeting.

By Order of the Board of Directors
Janette E. Farragher Secretary

New York, New York
June 10, 2015

WE NEED YOUR PROXY VOTE

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL.  BY LAW, THE MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF FUND SHARES ELIGIBLE TO VOTE IS REPRESENTED.  IN THAT EVENT, THE FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM.  CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY.  YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Transfer of the Assets of

DREYFUS MUNICIPAL MONEY MARKET FUND, INC.

To and in Exchange for Class A Shares of

GENERAL MUNICIPAL MONEY MARKET FUND
(A Series of General Municipal Money Market Funds, Inc.)

PROSPECTUS/PROXY STATEMENT
[JUNE 10], 2015

Special Meeting of Shareholders
To Be Held on Tuesday, August 25, 2015

This Prospectus/Proxy Statement is being furnished in connection with a solicitation of proxies by the Board of Directors of Dreyfus Municipal Money Market Fund, Inc. (the "Fund"), to be used at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held on Tuesday, August 25, 2015, at 9:30 a.m., at the offices of The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, 7th Floor, New York, New York 10166, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.  Shareholders of record at the close of business on June 10, 2015 are entitled to receive notice of and to vote at the Meeting.

It is proposed that the Fund transfer all of its assets to General Municipal Money Market Fund (the "Acquiring Fund"), in exchange solely for Class A shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities, all as more fully described in this Prospectus/Proxy Statement (the "Reorganization").  Upon consummation of the Reorganization, the Acquiring Fund shares received by the Fund will be distributed to Fund shareholders, with each shareholder receiving a pro rata distribution of the Acquiring Fund's shares (or fractions thereof) for Fund shares held prior to the Reorganization.  It is contemplated that each shareholder will receive for his or her Fund shares a number of Class A shares (or fractions thereof) of the Acquiring Fund equal in value to the aggregate net asset value of the shareholder's Fund shares, as of the date of the Reorganization.

This Prospectus/Proxy Statement, which should be retained for future reference, concisely sets forth information about the Acquiring Fund that Fund shareholders should know before voting on the proposal or investing in the Acquiring Fund.

A Statement of Additional Information ("SAI") dated [June 10], 2015, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety.  The Commission maintains a website (http://www.sec.gov) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference, and other information regarding the Acquiring Fund and the Fund.  A copy of the SAI is available without charge by calling 1-800-DREYFUS, or writing to the Acquiring Fund at its offices at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

Shares of the Acquiring Fund and the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Investing in the Acquiring Fund, as in the Fund, involves certain risks, including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved the Acquiring Fund's shares or passed upon the accuracy or adequacy of this Prospectus/Proxy Statement.  Any representation to the contrary is a criminal offense.

The Acquiring Fund and the Fund are open-end management investment companies known as money market mutual funds.  The Acquiring Fund and the Fund have substantially similar investment objectives and investment management policies.  Dreyfus is the investment adviser for the Acquiring Fund and the Fund.  The Acquiring Fund is a series of General Municipal Money Market Funds, Inc. (the "Acquiring Company").  A comparison of the Acquiring Fund and the Fund is set forth in this Prospectus/Proxy Statement.

The Acquiring Fund's Prospectus dated April 1, 2015 and Annual Report for its fiscal year ended November 30, 2014 (including its audited financial statements for the fiscal year) accompany this Prospectus/Proxy Statement.  The Acquiring Fund's Prospectus and the financial statements contained in its Annual Report are incorporated into this Prospectus/Proxy Statement by reference.  For a free copy of the Fund's most recent Prospectus or Annual Report for its fiscal year ended May 31, 2014 and Semi-Annual Report for the six-month period ended November 30, 2014, please call your financial adviser, call 1-800-DREYFUS, visit www.dreyfus.com or write to the Fund at its offices located at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held.  Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon.  If the enclosed proxy card is executed and returned, it nevertheless may be revoked by giving another proxy before the Meeting.  To be effective, such revocation must be received before the Meeting.  Also, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.  If you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal.

As of April 30, 2015, 438,951,531 Fund shares were issued and outstanding.

Proxy materials will be mailed to shareholders of record on or about June 24, 2015.

TABLE OF CONTENTS

Summary	[__]
Reasons for the Reorganization	[__]
Information about the Reorganization	[__]
Additional Information about the Acquiring Fund and the Fund	[__]
Voting Information	[__]
Financial Statements and Experts	[__]
Other Matters	[__]
Notice To Banks, Broker/Dealers and Voting Trustees and Their Nominees	[__]
Exhibit A: Agreement and Plan of Reorganization	A-1
Exhibit B: Description of the Acquiring Company's Board Members	B-1

APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE TRANSFER OF ALL OF THE FUND'S ASSETS TO THE ACQUIRING FUND

SUMMARY

This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Acquiring Fund's Prospectus, the Fund's Prospectus and the Agreement and Plan of Reorganization (the "Plan") attached to this Prospectus/Proxy Statement as Exhibit A.

Proposed Transaction.  The Fund's Board of Directors, at least 75% of whose members are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or the Acquiring Fund, has unanimously approved the Plan for the Fund.  The Plan provides that, subject to the requisite approval of the Fund's shareholders, on the date of the Reorganization the Fund will assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash, in exchange solely for Class A shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets, and the Acquiring Fund will assume the Fund's stated liabilities.  The Fund will distribute all Acquiring Fund shares received by it among its shareholders so that each shareholder will receive a pro rata distribution of the Acquiring Fund's Class A shares (or fractions thereof) having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Fund shares as of the date of the Reorganization.  Thereafter, the Fund will cease operations and will be dissolved under Maryland law.

As a result of the Reorganization, each Fund shareholder will cease to be a shareholder of the Fund and will become a shareholder of the Acquiring Fund as of the close of business on the date of the Reorganization.

The Fund's Board of Directors has unanimously concluded that the Reorganization is in the best interests of the Fund, and that the interests of the Fund's existing shareholders will not be diluted as a result of the Reorganization.  See "Reasons for the Reorganization."

Federal Income Tax Consequences.  The Reorganization will not be a taxable event for federal income tax purposes.  As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a direct result of the Reorganization.  The Fund will distribute any undistributed net investment income and net realized capital gains (after reduction for any capital loss carryforwards) prior to the Reorganization, which distribution will be taxable to shareholders.  Certain tax attributes of the Fund will carry over to the Acquiring Fund, including the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards, if any.  See "Information about the Reorganization—Federal Income Tax Consequences," "—Capital Loss Carryforwards" and "—Sale of Portfolio Securities."

Comparison of the Acquiring Fund and the Fund.  The following discussion is primarily a summary of certain parts of the Acquiring Fund's Prospectus and the Fund's Prospectus.  Information contained in this Prospectus/Proxy Statement is qualified by the more complete information set forth in such Prospectuses, which are incorporated herein by reference.

Goal and Approach.  The Acquiring Fund and the Fund are money market funds with substantially similar investment objectives and investment management policies.  The Acquiring Fund seeks to maximize current income exempt from federal income tax, to the extent consistent with the preservation of capital and the maintenance of liquidity.  The Fund seeks as high a level of current income exempt from federal income taxes as is consistent with the preservation of capital and the maintenance of liquidity.  Each fund's investment objective is a fundamental policy which cannot be changed without the approval of the holders of a majority (as defined in the 1940 Act) of the relevant fund's outstanding voting securities.

To pursue its goal, each fund normally invests substantially all of its net assets in short-term, high quality municipal obligations that provide income exempt from federal income taxes.  The Acquiring Fund, like the Fund, also may invest in short-term, high quality structured notes, which are derivative instruments whose value is tied to underlying municipal obligations.

As a money market fund, each fund is subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the 1940 Act, which are designed to help money market funds maintain a stable share price of $1.00.  While each fund generally invests solely in securities with the highest credit rating or the unrated equivalent as determined by Dreyfus, each fund may invest up to 3% of its assets in securities with the second-highest credit rating that mature in 45 days or less.  The Acquiring Fund, like the Fund, is required to hold at least 30% of its assets in cash, U.S. Treasury securities, certain other government securities with remaining maturities of 60 days or less, or securities that can readily be converted into cash within five business days.  The maximum weighted average maturity of each fund's portfolio is 60 days and the maximum weighted average life to maturity of each fund's portfolio is 120 days.

Although the Acquiring Fund and the Fund each seek to provide income exempt from federal income taxes, income from some of their respective holdings may be subject to the federal alternative minimum tax.  In addition, each fund may invest temporarily in high quality, taxable money market instruments, including when the portfolio manager believes that acceptable municipal obligations are unavailable for investment.  During such periods, the relevant fund may not achieve its investment objective.

In response to liquidity needs or unusual market conditions, the Acquiring Fund, like the Fund, may hold all or a significant portion of its total assets in cash for temporary defensive purposes.  This may result in a lower current yield and prevent a fund from achieving its investment objective.

The Acquiring Fund, unlike the Fund, is a "diversified" fund, which means that it will not, with respect to 75% of its total assets, invest more than 5% of its assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of any single issuer (other than, in each case, securities of other investment companies, and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities).  The Fund is a "non-diversified" fund, which means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act.

The Fund is a corporation organized under the laws of the State of Maryland.  The Acquiring Fund is a series of the Acquiring Company, which also is a corporation organized under the laws of the State of Maryland.  The rights of each fund's shareholders are governed by the respective fund's Charter and By-Laws, and applicable Maryland law.  As such, the rights of each fund's shareholders are substantially similar.

Investment Risks.  Because the Acquiring Fund and the Fund are money market funds with substantially similar investment objectives and investment management policies, the principal risks associated with an investment in the Acquiring Fund and the Fund are substantially similar.  An investment in the Acquiring Fund, as well as in the Fund, is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Although each fund seeks to preserve the value of a shareholder's investment at $1.00 per share, it is possible to lose money by investing in either fund.  Each fund's yield will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.  Additionally, while each fund has maintained a constant share price since its inception, and will continue to try to do so, neither Dreyfus nor its affiliates are required to make a capital infusion, enter into a capital support agreement or take other actions to prevent either fund's share price from falling below $1.00.

The following are the principal risks that could reduce the Acquiring Fund's or the Fund's income level and/or share price:

•
Interest rate risk.  This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates.  A sharp and unexpected rise in interest rates could cause a money market fund's share price to drop below a dollar.  A low interest rate environment may prevent the Acquiring Fund or the Fund from providing a positive yield or paying fund expenses out of fund assets and could impair the respective fund's ability to maintain a stable net asset value.

•
Credit risk.  Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a security, can cause the security's price to fall.  Although the Acquiring Fund and the Fund invest only in high quality debt securities, any of either fund's holdings could have its credit rating downgraded or could default.  The credit quality and prices of the securities held by a fund can change rapidly in certain market environments, and the default or significant price decline of a single holding could impair the fund's ability to maintain a stable net asset value.

•
Liquidity risk.  When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value.  In such a market, the value of such securities may fall dramatically, potentially impairing a fund's ability to maintain a stable net asset value, even during periods of declining interest rates.  Also, during such periods, redemptions by a few large investors in the fund may impair the fund's ability to maintain a stable net asset value and adversely affect remaining fund shareholders.

•
Municipal securities risk.  The amount of public information available about municipal securities is generally less than that for corporate equities or bonds.  Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of a fund's investments in municipal securities.  Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue.  Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state, territory or possession of the United States in which the Acquiring Fund and the Fund invest may impair the fund's ability to maintain a stable net asset value.

•
Tax risk.  To be tax-exempt, municipal obligations generally must meet certain regulatory requirements.  If any such municipal obligation fails to meet these regulatory requirements, the interest received by the Acquiring Fund or the Fund from its investment in such obligations and distributed to fund shareholders will be taxable.

•
Structured notes risk.  Structured notes, a type of derivative instrument, can be volatile, and the possibility of default by the financial institution or counterparty may be greater for these instruments than for other types of money market instruments.  Structured notes typically are purchased in privately negotiated transactions from financial institutions and, thus, an active trading market for such instruments may not exist.

•
Regulatory risk.  The Securities and Exchange Commission has adopted amendments to the rules governing money market funds that may change the way that the funds, and similar money market funds, operate.  Under the amended rules, as of October 14, 2016, the share price of money market funds that will be designated as "institutional prime" or "institutional municipal" type money funds would fluctuate and, as a result, shares of those funds when sold may be worth more or less than their original purchase price.  In addition, as of October 14, 2016, all prime and all municipal money market funds become subject to a regime of liquidity fees imposed upon the sale of their shares or the temporary suspension of redemptions, in each case triggered (and subject to board determination) by the percentage of a fund's weekly liquid assets falling below certain minimums as defined in amended Rule 2a-7.  The amendments impose additional regulatory and reporting requirements on all money market funds, which generally are expected to be implemented by the funds by April 14, 2016.  As a result of the amendments, additional expenses may be incurred by the funds.

•
Non-diversification risk.  (Fund only)  The Fund is non-diversified, which means that the Fund may invest a relatively high percentage of its assets in a limited number of issuers.  Therefore, the Fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Fees and Expenses.  The Acquiring Fund and the Fund have each agreed to pay Dreyfus a management fee at the annual rate of 0.50% of the value of the respective fund's average daily net assets.  In addition, as of each fund's most recent fiscal year end for which an annual report is available, Class A shares of the Acquiring Fund had a comparable total annual expense ratio to that of the Fund (without reflecting the fees waived and/or expenses reimbursed by Dreyfus pursuant to a voluntary undertaking to maintain a yield floor for the Acquiring Fund and the Fund).

The fees and expenses set forth in the table below for the Fund are as of its fiscal year ended May 31, 2014 and for the Acquiring Fund are as of its fiscal year ended November 30, 2014.  The "Pro Forma After Reorganization" operating expenses information set forth in the table below is based on the fees and expenses of each fund, as of the fiscal year ends noted above, as adjusted showing the effect of the consummation of the Reorganization.  Dreyfus has undertaken to reimburse expenses of the Fund and the Acquiring Fund to maintain current yields at certain levels.  As to each fund, such undertaking is voluntary and may be terminated at any time.  The total annual fund operating expenses in the table below do not reflect this undertaking for either fund.  Neither fund charges any sales loads, redemption fees or exchange fees.  Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the amount of income available for distribution to shareholders.

Annual fund operating expenses
(expenses that you pay each year
as a percentage of the value of your investment):

	Dreyfus Municipal Money Market Fund, Inc.		General Municipal Money Market Fund Class A Shares		Pro Forma After Reorganization General Municipal Money Market Fund Class A Shares
Management fees	0.50%		0.50%		0.50%
Other expenses (including shareholder services fees)	0.11%		0.10%		0.09%
Total annual fund operating expenses	0.61	%1	0.60	%2	0.59	%3

1	If Dreyfus' current voluntary expense reimbursement was reflected, total annual fund operating expenses for the Fund would have been 0.14%.

2	If Dreyfus' current voluntary expense reimbursement was reflected, total annual fund operating expenses for Class A shares of the Acquiring Fund would have been 0.11%.

3	If Dreyfus' current voluntary expense reimbursement was reflected, total annual fund operating expenses for Class A shares of the Pro Forma combined fund would have been 0.11%.

Example

The Example below is intended to help you compare the cost of investing in the Fund and the Acquiring Fund.  The Example assumes that you invest $10,000 in the respective fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the respective fund's operating expenses remain the same.  The Example is based on the operating expenses of the funds, as of the respective fiscal year ends noted above.  The "Pro Forma After Reorganization" Example shows the effect of the consummation of the Reorganization of the Fund and the Acquiring Fund.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Dreyfus Municipal Money Market Fund, Inc.	$62	$195	$340	$762

General Municipal Money Market Fund Class A Shares	$61	$192	$335	$750

Pro Forma After Reorganization General Municipal Money Market Fund Class A Shares	$60	$189	$329	$738

Past Performance.  The bar charts and tables below illustrate the risks of investing in the Acquiring Fund and the Fund.  The bar chart for the Acquiring Fund shows the changes in the performance of the Acquiring Fund's Class A shares from year to year, and the bar chart for the Fund shows the changes in the performance of the Fund's shares from year to year.  The table for each fund shows the average annual total returns of the respective fund's shares over time.  Past performance (before and after taxes) is not necessarily an indication of how the Acquiring Fund or the Fund will perform in the future.  More recent performance information is available at www.dreyfus.com.

General Municipal Money Market Fund — Class A Shares
Year-by-year total returns as of 12/31 each year (%)

+1.88	+2.91	+3.12	+2.05	+0.30	+0.00	+0.00	+0.00	+0.00	+0.00
'05	'06	'07	'08	'09	'10	'11	'12	'13	'14

Best Quarter:	Q3 '07	+0.79%
Worst Quarter:	Q4 '14	+0.00%

The year-to-date total return of the Acquiring Fund's Class A shares as of 3/31/15 was 0.00%.

General Municipal Money Market Fund – Class A Shares Average annual total returns as of 12/31/14
1 Year	5 Years	10 Years
0.00%	0.00%	1.02%

For the Acquiring Fund's current yield, call toll-free 1-800-DREYFUS.

Dreyfus Municipal Money Market Fund, Inc.
Year-by-year total returns as of 12/31 each year (%)

+1.92	+2.93	+3.17	+2.03	+0.23	+0.05	+0.05	+0.00	+0.00	+0.00
'05	'06	'07	'08	'09	'10	'11	'12	'13	'14

Best Quarter:	Q2 '07	+0.81%
Worst Quarter:	Q4 '14	+0.00%

The year-to-date total return of the Fund's shares as of 3/31/15 was 0.00%.

Dreyfus Municipal Money Market Fund, Inc. Average annual total returns as of 12/31/14
1 Year	5 Years	10 Years
0.00%	0.02%	1.03%

For the Fund's current yield, call toll-free 1-800-DREYFUS.

Investment Adviser.  The investment adviser for the Fund and the Acquiring Fund is Dreyfus, located at 200 Park Avenue, New York, New York 10166.  Founded in 1947, Dreyfus manages approximately $253 billion in 173 mutual fund portfolios.  A discussion regarding the basis for the Acquiring Company's Board of Directors' approving the Acquiring Fund's management agreement with Dreyfus is available in the Acquiring Fund's Annual Report for the fiscal year ended November 30, 2014.  Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation ("BNY Mellon"), a global financial services company focused on helping clients manage and service their financial assets, operating in 35 countries and serving more than 100 markets.  BNY Mellon is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace.  BNY Mellon has $28.5 trillion in assets under custody and administration and $1.74 trillion in assets under management.  BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation.  BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies.  Additional information is available at www.bnymellon.com.

Board Members.  Other than Joseph S. DiMartino, who is Chairman of the Board of the Acquiring Company and the Fund, and Robin A. Melvin, who is a Board member of the Acquiring Company and the Fund, the Acquiring Company and the Fund have different Board members.  None of the Board members of the Acquiring Company or the Fund, except as noted below, is an "interested person" (as defined in the 1940 Act) of the Acquiring Company or the Fund ("Independent Board Members").  Gordon J. Davis, a Board member of the Fund, is deemed to be an "interested person" of the Fund as a result of his affiliation with a law firm that provides legal services to the Fund.  Mr. Davis is not a Board member of the Acquiring Company.  For a description of the Acquiring Company's Board members, see Exhibit B.

Primary Portfolio Manager.  Colleen Meehan, a senior vice president and director of Municipal Money Market Fund Strategies for CIS, a division of Dreyfus, currently serves as the primary portfolio manager of the Acquiring Fund and the Fund, and will continue to serve as the combined fund's primary portfolio manager after the Reorganization.

Independent Registered Public Accounting Firm.  Ernst & Young LLP is the independent registered public accounting firm for the Acquiring Fund and the Fund.

Capitalization.  The Fund has classified its shares into one class of shares of common stock.  The Acquiring Fund has classified its shares into two classes — Class A shares and Class B shares — of common stock.  There will be no exchange in the Reorganization of Class B shares of the Acquiring Fund.  The following table sets forth, as of November 30, 2014, (1) the capitalization of the Fund's shares, (2) the capitalization of the Acquiring Fund's Class A shares and (3) the pro forma capitalization of the Acquiring Fund's Class A shares, as adjusted showing the effect of the Reorganization had it occurred on such date.

	Dreyfus Municipal Money Market Fund, Inc.	General Municipal Money Market Fund Class A Shares	Pro Forma After Reorganization General Municipal Money Market Fund Class A Shares
Total net assets	$472,659,504	$49,670,423	$522,329,927
Net asset value per share	$1.00	$1.00	$1.00
Shares outstanding	472,694,970	49,687,032	522,382,002

As of November 30, 2014, the Acquiring Fund's total net assets (attributable to Class A shares and Class B shares) and the Fund's total net assets were $856,194,958 and $472,659,504, respectively.  Each share has one vote.  Shares have no preemptive or subscription rights and are freely transferable.  Both share classes of the Acquiring Fund invest in the same portfolio of securities, but the classes are subject to different charges and expenses.

Purchase Procedures.  The purchase procedures of the Acquiring Fund and the Fund and the automatic investment services they offer are substantially similar.  The price for Class A shares of the Acquiring Fund is the net asset value per share, which is generally calculated at 3:00 p.m. Eastern time on days the New York Stock Exchange or the Acquiring Fund's transfer agent is open for regular business.  The price for shares of the Fund is the net asset value per share, which is generally calculated as of 12:00 noon Eastern time on days the New York Stock Exchange is open for regular business.  Shares of each fund are priced at the fund's next net asset value calculated after an order is received in proper form by the fund's transfer agent or other authorized entity.  See the relevant fund's Prospectus and Statement of Additional Information for a more detailed discussion of the fund's purchase procedures.

Management currently anticipates that the Acquiring Fund will continue to seek to maintain a stable $1.00 price per share following the effective date of new rules adopted by the Commission for money market funds.  To be permitted to do so, the Acquiring Fund will not accept any new investments by institutional or "non-natural" persons, including new investments by non-natural persons that are the beneficial owners of Acquiring Fund shares, after the date the Acquiring Fund implements changes in accordance with the new rules adopted by the Commission.  Currently, the Acquiring Fund has non-natural persons as part of its shareholder base.  Shareholders of the Acquiring Fund who are non-natural persons would be permitted to remain in the Acquiring Fund, but would not be permitted to make new investments after the date the Acquiring Fund implements changes in accordance with the new rules.

Shareholder Services Plan.  Class A shares of the Acquiring Fund and shares of the Fund are each subject to a Shareholder Services Plan pursuant to which each fund reimburses MBSC Securities Corporation, its distributor, for certain allocated expenses of providing personal services and/or maintaining shareholder accounts in an amount not to exceed 0.25% of the value of its average daily net assets attributable to such shares.  See the relevant fund's Prospectus and Statement of Additional Information for a further discussion of the fund's Shareholder Services Plan.

Redemption Procedures.  The redemption procedures of the Acquiring Fund and the Fund are the same.  Shares are sold at the respective fund's next net asset value calculated after an order is received in proper form by the fund's transfer agent or other authorized entity.  See the relevant fund's Prospectus and Statement of Additional Information for a more detailed discussion of the fund's redemption procedures.

Shareholder Services.  The shareholder services offered by the Acquiring Fund and the Fund are the same.  The privileges you currently have on your Fund account will transfer automatically to your account with the Acquiring Fund.  See the relevant fund's Prospectus and Statement of Additional Information for a further discussion of the shareholder services offered by the fund.

Distributions.  The dividends and distributions policies of the Acquiring Fund and the Fund are the same.  Each fund ordinarily declares dividends from its net investment income on each day the New York Stock Exchange or the transfer agent is open for regular business.  The Acquiring Fund and the Fund usually pay dividends on the last calendar day of each month, which are automatically reinvested in additional shares of the relevant fund at net asset value or, at the investor's option, paid in cash.  Distributions from net realized capital gains, if any, generally are declared and paid once a year, but each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act.  The actual amount of dividends paid per share by the Acquiring Fund and the Fund is different.  See the relevant fund's Prospectus and Statement of Additional Information for a further discussion of the fund's dividends and distributions policies.

REASONS FOR THE REORGANIZATION

Since last July, when the Commission issued new rules for money market funds, including the Fund and the Acquiring Fund, management of Dreyfus has conducted an ongoing review of the Commission's new rules, the investment needs and preferences of fund shareholders and Dreyfus' current money market fund offerings.  As a result of that review and in light of the changing regulatory landscape, Dreyfus is seeking to align its fund offerings with shareholders' needs and preferences through a broad series of changes, including plans to amend the investment management policies of certain Dreyfus-managed money market funds and proposals to convert several Dreyfus-managed prime money market funds to government money market funds.  Additionally, Dreyfus is proposing to consolidate several funds that have similar investment strategies.

As part of the broader set of changes being proposed by Dreyfus for its current money market fund offerings as described above, management of Dreyfus recommended to the Fund's Board and to the Acquiring Company's Board that the Fund be consolidated with the Acquiring Fund.  Dreyfus believes that the Reorganization of the Fund, along with the other changes summarized above, will simplify and streamline its money market fund offerings and make it easier for shareholders to select a fund or class that meets their needs.  The Fund's Board and the Acquiring Company's Board have concluded, with respect to the Fund and the Acquiring Fund, respectively, that the Reorganization is in the best interests of the Fund and the Acquiring Fund, respectively.  In reaching this conclusion, the Fund's Board determined that reorganizing the Fund into the Acquiring Fund, which also is managed by Dreyfus and has a substantially similar investment objective and substantially similar investment management policies as those of the Fund, offers potential benefits to Fund shareholders.  These potential benefits include permitting Fund shareholders to pursue the same investment goals in a larger combined fund that has a comparable total annual expense ratio and a comparable performance record to that of the Fund, without diluting such shareholders' interests.  As of February 28, 2015, the Acquiring Fund had net assets of approximately $893.8 million and the Fund had net assets of approximately $468.9 million.  By combining the Fund with the Acquiring Fund, the Reorganization also should enable Fund shareholders to benefit from the spreading of fixed costs across a larger asset base, which may result in a reduction of shareholder expenses, permitting Dreyfus to more efficiently manage the larger combined fund's portfolio through various measures, including trade orders and executions, and also permitting the funds' service providers—including Dreyfus—to operate and service a single fund (and its shareholders), instead of having to operate and service both funds with similar shareholder bases.  As a result, management recommended to the Fund's Board that the Fund be consolidated with the Acquiring Fund.

The Acquiring Company's Board considered that the Reorganization presents an opportunity for the Acquiring Fund to acquire substantial investment assets without the obligation to pay transaction costs that a fund normally incurs when purchasing securities.  This opportunity provides an economic benefit to the Acquiring Fund.  Increasing the Acquiring Fund's assets also may benefit Dreyfus because such increase in assets may reduce the amount of fees and expenses Dreyfus has voluntarily agreed to waive or reimburse to maintain the Acquiring Fund's current yields at certain levels.

In determining whether to recommend approval of the Reorganization, each Board considered the following factors:  (1) the compatibility of the Fund's and the Acquiring Fund's investment objectives, management policies and restrictions, as well as shareholder services offered by the Fund and the Acquiring Fund; (2) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests; (3) information regarding the fees and expenses, including the total annual expense ratios, of the Fund and the Acquiring Fund, as well as the estimated total annual expense ratio of the combined fund; (4) the relative performance of the Fund and the Acquiring Fund; (5) the tax consequences of the Reorganization; and (6) that the costs to be incurred by the Fund and the Acquiring Fund in connection with the Reorganization would be borne by Dreyfus and not the Fund or the Acquiring Fund.

For the reasons described above, the Fund's Board, which is comprised of at least 75% of Independent Board Members, and the Acquiring Company's Board, which is comprised entirely of Independent Board Members, approved the Reorganization.

INFORMATION ABOUT THE REORGANIZATION

Agreement and Plan of Reorganization.  The following summary of the Plan is qualified in its entirety by reference to the Plan attached to this Prospectus/Proxy Statement as Exhibit A.  The Plan provides that, subject to the requisite approval of the Fund's shareholders, the Acquiring Fund will acquire all of the assets of the Fund in exchange solely for Class A shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities on November 13, 2015 or such other date as may be agreed upon by the parties (the "Closing Date").  The number of Class A shares of the Acquiring Fund to be issued to the Fund will be determined on the basis of the relative net asset value per share and aggregate net assets of the Fund and Class A shares of the Acquiring Fund, computed as of 3:00 p.m., Eastern time, on the Closing Date.  Portfolio securities of the Fund and the Acquiring Fund will be valued in accordance with the valuation practices of the Acquiring Fund, which are the same as those of the Fund and are described in the relevant fund's Prospectus and Statement of Additional Information.

On or before the Closing Date, the Fund will declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to Fund shareholders all of the Fund's previously undistributed investment company taxable income, if any, for the tax periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), its net exempt interest income for the tax periods ending on or before the Closing Date, and all of its previously undistributed net capital gain, if any, realized in the tax periods ending on or before the Closing Date (after reduction for any capital loss carryforwards).  Any such distribution will be taxable to Fund shareholders.

As soon as conveniently practicable after the Closing Date, the Fund will liquidate and distribute pro rata to its shareholders of record, as of the close of business on the Closing Date, the Acquiring Fund Class A shares received by it in the Reorganization.  Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Acquiring Fund in the name of each Fund shareholder, each account being credited with the respective pro rata number of Acquiring Fund Class A shares due to the shareholder.  After such distribution and the winding up of its affairs, the Fund will cease operations and will be dissolved under Maryland law.  After the Closing Date, any outstanding certificates representing Fund shares will be canceled and the Acquiring Fund shares distributed to the Fund's shareholders of record will be reflected on the books of the Acquiring Fund as uncertificated, book-entry shares.

The Plan may be amended at any time prior to the Reorganization by the Fund's Board or the Acquiring Company's Board.  The Fund will provide its shareholders with information describing any material amendment to the Plan prior to shareholder consideration.  The obligations of the Fund and the Acquiring Company, on behalf of the Acquiring Fund, under the Plan are subject to various conditions, including approval by Fund shareholders holding the requisite number of Fund shares and the continuing accuracy of various representations and warranties of the Fund and the Acquiring Company, on behalf of the Acquiring Fund.

The total expenses of the Reorganization, largely those for legal, accounting and printing expenses, are expected to be approximately $169,000, which will be borne by Dreyfus.  In addition to use of the mails, proxies may be solicited personally or by telephone, and Dreyfus may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals.  In addition, an outside firm may be retained to solicit proxies on behalf of the Fund's Board.  The cost of any such outside solicitation firm, which would be borne by Dreyfus, is estimated to be approximately $28,000, which amount is included in the estimated total expenses of the Reorganization listed above.  The Fund and the Acquiring Fund, however, will bear their respective portfolio transaction costs whether or not associated with the Reorganization.

By approving the Reorganization, Fund shareholders also are, in effect, agreeing to the Acquiring Fund's investment objective and policies, investment advisory and distribution arrangements, Board composition, and independent registered public accounting firm.  If the Reorganization is not approved by Fund shareholders, the Fund's Board will consider other appropriate courses of action with respect to the Fund.

Temporary Suspension of Certain of the Fund's Investment Restrictions.  Since certain of the Fund's existing investment restrictions could preclude the Fund from consummating the Reorganization in the manner contemplated in the Plan, Fund shareholders are requested to authorize the temporary suspension of any investment restriction of the Fund to the extent necessary to permit the consummation of the Reorganization.  The temporary suspension of any of the Fund's investment restrictions will not affect the investment restrictions of the Acquiring Fund and will not require the Fund to dispose of any of its portfolio securities because of the suspension in order to consummate the Reorganization.  A vote in favor of the proposal is deemed to be a vote in favor of the temporary suspension.

Federal Income Tax Consequences.  The exchange of Fund assets for Acquiring Fund Class A shares, the Acquiring Fund's assumption of the Fund's stated liabilities, and the Fund's distribution of those shares to Fund shareholders are intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code.  As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive the opinion of Stroock & Stroock & Lavan LLP, counsel to the Fund, the Acquiring Fund and the Independent Board Members, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for federal income tax purposes:  (1) the transfer of all of the Fund's assets to the Acquiring Fund in exchange solely for Acquiring Fund Class A shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, followed by the distribution by the Fund of those Acquiring Fund Class A shares pro rata to Fund shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code, and each of the Fund and the Acquiring Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Fund's assets in exchange solely for Acquiring Fund Class A shares and the assumption by the Acquiring Fund of the Fund's stated liabilities pursuant to the Reorganization; (3) no gain or loss will be recognized by the Fund upon the transfer of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Class A shares and the assumption by the Acquiring Fund of the Fund's stated liabilities or upon the distribution of those Acquiring Fund Class A shares to Fund shareholders in exchange (whether actual or constructive) for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (4) no gain or loss will be recognized by Fund shareholders upon the exchange of their Fund shares for Acquiring Fund Class A shares pursuant to the Reorganization; (5) the aggregate tax basis for the Acquiring Fund Class A shares received by each Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis for the Fund shares held by such Fund shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Class A shares received by each Fund shareholder will include the period during which the Fund shares exchanged therefor were held by such Fund shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (6) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each Fund asset in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund (except where the Acquiring Fund's investment activities have the effect of reducing or eliminating a Fund asset's holding period).

The Fund and the Acquiring Fund have not sought a tax ruling from the Internal Revenue Service ("IRS").  The opinion of counsel is not binding on the IRS, nor does it preclude the IRS from adopting a contrary position.  Fund shareholders should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances.  Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, Fund shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Capital Loss Carryforwards.  As of the Fund's fiscal year ended May 31, 2014, the Fund had no unused capital loss carryforwards.

Sale of Portfolio Securities.  As the funds are both money market funds managed in accordance with Rule 2a-7 under the 1940 Act and have substantially similar investment objectives and investment management policies, there is no current expectation that the Fund's portfolio securities will be sold in connection with the Reorganization.  The Fund, the Acquiring Fund and the combined fund may buy and sell securities in the normal course of their operations, the transaction costs for which would be borne by the respective fund.  Any sales of portfolio securities by a fund will be subject to any restrictions imposed by the Code with respect to the tax-free nature of the Reorganization.

Required Vote and Board's Recommendation

The Fund's Board has approved the Plan and the Reorganization and has determined that (1) participation in the Reorganization is in the best interests of the Fund and (2) the interests of shareholders of the Fund will not be diluted as a result of the Reorganization.  The affirmative vote of a majority of the Fund's shares outstanding and entitled to vote is required to approve the Plan and the Reorganization.

THE FUND'S BOARD, AT LEAST 75% OF WHOSE MEMBERS ARE INDEPENDENT BOARD MEMBERS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE PLAN AND THE REORGANIZATION.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE FUND

Information about the Acquiring Fund is incorporated by reference into this Prospectus/Proxy Statement from the Acquiring Fund's Prospectus, forming a part of the Acquiring Company's Registration Statement on Form N-1A (File No. 2-77767).  Information about the Fund is incorporated by reference into this Prospectus/Proxy Statement from the Fund's Prospectus, forming a part of the Fund's Registration Statement on Form N-1A (File No. 2-65232).

The Fund and the Acquiring Fund are subject to the requirements of the 1940 Act and file reports, proxy statements and other information with the Commission.  Reports, proxy statements and other information filed by the Fund and the Acquiring Fund may be inspected and copied at the Public Reference Facilities of the Commission at 100 F Street, N.E., Washington, D.C. 20549.  Text-only versions of fund documents can be viewed on-line or downloaded from www.sec.gov or www.dreyfus.com.  Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

VOTING INFORMATION

In addition to the use of the mail, proxies may be solicited personally or by telephone, and Dreyfus may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals.  Dreyfus may retain a proxy solicitor to assist in the solicitation of proxies, primarily by contacting shareholders by telephone.

Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity.  In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free telephone number directly to vote), the shareholder will be asked to provide or confirm certain identifiable information and to confirm that the shareholder has received the Prospectus/Proxy Statement and proxy card.  Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation.  Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting a new proxy to the Fund or by attending the Meeting and voting in person.

Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon, and if no voting instructions are given, shares will be voted "FOR" the proposal.  If a proxy is properly executed and returned marked with an abstention or represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares and the broker or nominee does not have discretionary power to vote on the proposal) (together, "abstentions"), the Fund shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business.  Abstentions will not constitute a vote in favor of a proposal.  For this reason, abstentions will have the effect of a "no" vote for the purpose of obtaining the requisite approval for the proposal.

A quorum is constituted for the Fund by the presence in person or by proxy of the holders of one-third of the Fund's outstanding shares entitled to vote at the Meeting.  If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies for the Fund.  In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal, the percentage of favorable votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Fund shareholders with respect to the reasons for the solicitation.  Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy.  If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the proposal against any adjournment.

The votes of the Acquiring Fund's shareholders are not being solicited since their approval or consent is not necessary for the Reorganization.

Ownership of Shares.  To the knowledge of the Fund and the Acquiring Fund, the following table shows the persons owning as of April 30, 2015, either of record or beneficially, 5% or more of the outstanding shares of the Fund and the outstanding Class A shares of the Acquiring Fund, respectively, and the percentage of the combined fund's shares to be owned by these persons if the Reorganization had been consummated as of that date.

	Percentage of Outstanding Shares
Name and Address	Before Reorganization	After Reorganization
Fund Shares

Janney Montgomery Scott LLC 1717 Arch Street Philadelphia, PA 19103-2713	28.0650%	25.3907%

Pershing Cash Management Services One Pershing Plaza Harborside III, 6th Floor Jersey City, NJ 07399-0001	15.9078%	21.9248%

Robert W. Baird & Co. Omnibus Account for the Exclusive Benefit of Customers P.O. Box 672 Milwaukee, WI 53201-0672	11.7130%	10.5969%

Boston Safe Deposit & Trust Mellon Bank P.O. Box 534005 Pittsburgh, PA 15253-4005	9.0006%	8.1429%

Stifel Nicolaus & Co. Inc. One Financial Plaza 501 North Broadway Saint Louis, MO 63102-2188	5.9551%	5.3876%

Acquiring Fund—Class A Shares

Pershing Cash Management Services One Pershing Plaza Harborside III, 6th Floor Jersey City, NJ 07399-0001	79.0522%	21.9248%

A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the fund.

As of April 30, 2015, Board members and officers of the Fund and the Acquiring Company, as a group, owned less than 1% of the Fund's or the Acquiring Fund's outstanding shares, respectively.

FINANCIAL STATEMENTS AND EXPERTS

The audited financial statements of the Fund for its fiscal year ended May 31, 2014 and the audited financial statements of the Acquiring Fund for its fiscal year ended November 30, 2014 have been incorporated herein by reference in reliance upon the reports of Ernst & Young LLP, independent registered public accounting firm for the Fund and the Acquiring Fund, given on their authority as experts in accounting and auditing.

OTHER MATTERS

The Fund's Board members are not aware of any other matters that may come before the Meeting.  However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
AND THEIR NOMINEES

Please advise the Fund, in care of Dreyfus Institutional Department, P.O. Box 9882, Providence, Rhode Island 02940-8082, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.  THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION dated as of May 5, 2015 (the "Agreement"), among DREYFUS MUNICIPAL MONEY MARKET FUND, INC. (the "Fund"), a Maryland corporation, GENERAL MUNICIPAL MONEY MARKET FUNDS, INC. (the "Acquiring Company"), a Maryland corporation, on behalf of GENERAL MUNICIPAL MONEY MARKET FUND (the "Acquiring Fund"), and, with respect to Section 9.3 of the Agreement, THE DREYFUS CORPORATION ("Dreyfus").

This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of the regulations under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code").  The reorganization will consist of the transfer of all of the assets of the Fund to the Acquiring Fund in exchange solely for the Acquiring Fund's Class A shares (together, the "Acquiring Fund Shares") of common stock, par value $.001 per share, and the assumption by the Acquiring Fund of the liabilities of the Fund as described herein, and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Fund in liquidation of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the "Reorganization").

WHEREAS, the Fund is a registered, open-end management investment company and the Acquiring Fund is a series of the Acquiring Company, a registered, open-end management investment company, and the Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, both the Fund and the Acquiring Fund are authorized to issue their shares of common stock;

WHEREAS, the Fund's Board has determined that the Reorganization is in the best interests of the Fund and that the interests of the Fund's existing shareholders will not be diluted as a result of the Reorganization; and

WHEREAS, the Acquiring Company's Board has determined that the Reorganization is in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund's existing shareholders will not be diluted as a result of the Reorganization:

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

1.	THE REORGANIZATION.

1.1           Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Fund agrees to assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, as set forth in paragraph 1.2, free and clear of all liens, encumbrances and claims whatsoever.  The Acquiring Fund agrees in exchange therefor (a) to deliver to the Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3; and (b) to assume the stated liabilities of the Fund, as set forth in paragraph 1.3.  Such transactions shall take place at the closing (the "Closing") as of the close of business on the closing date (the "Closing Date"), provided for in paragraph 3.1.  In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Fund.

1.2           The assets of the Fund to be acquired by the Acquiring Fund shall consist of all assets, including, without limitation, all portfolio securities, cash, cash equivalents, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends or interest and other receivables) and other assets belonging to the Fund, and any deferred or prepaid expenses, reflected on an unaudited statement of assets and liabilities of the Fund approved by Dreyfus, as of the Valuation Date (as defined in paragraph 2.1), in accordance with U.S. generally accepted accounting principles ("GAAP") consistently applied from the Fund's prior audited period (the "Assets").

1.3           The Fund will endeavor to identify and, to the extent practicable, discharge all of its known liabilities and obligations before the Closing Date.  The Acquiring Fund shall assume the liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Fund approved by Dreyfus, as of the Valuation Date, in accordance with GAAP consistently applied from the Fund's prior audited period.  The Acquiring Fund shall assume only those liabilities of the Fund reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

1.4           Delivery of the Fund's Assets shall be made on the Closing Date to The Bank of New York Mellon, One Wall Street, New York, New York 10286, the Acquiring Fund's custodian (the "Custodian"), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims.  All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

1.5           The Fund will pay or cause to be paid to the Acquiring Fund any dividends and interest received on or after the Closing Date with respect to Assets transferred to the Acquiring Fund hereunder.  The Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Fund after the Closing Date as distributions on or with respect to the securities transferred.  Such assets shall be deemed included in the Assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

1.6           As soon after the Closing Date as is conveniently practicable, the Fund will distribute pro rata to Fund shareholders of record, determined as of the close of business on the Closing Date ("Fund Shareholders"), the Acquiring Fund Shares received by the Fund pursuant to paragraph 1.1, and will completely liquidate and, promptly thereafter, terminate in accordance with applicable laws of the State of Maryland and federal securities laws.  Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders.  All issued and outstanding shares of the Fund simultaneously will be canceled on the books of the Fund and will be null and void.  Acquiring Fund Shares distributed to Fund Shareholders will be reflected on the books of the Acquiring Fund as uncertificated, book-entry shares; the Acquiring Fund will not issue share certificates in the Reorganization.

1.7           Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent.  Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund's then-current prospectuses and statement of additional information.

1.8           Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.9           Any reporting responsibility of the Fund, including the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Fund up to and including the Closing Date and such later date on which the Fund's existence is terminated.

1.10           As soon as practicable after the Closing Date, the Fund shall provide the Acquiring Fund with copies of all books and records that pertain to the Fund that the Acquiring Fund is required to maintain under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules of the Commission thereunder.

2.	VALUATION.

2.1           The value of the Fund's Assets to be acquired, and the amount of the Fund's liabilities to be assumed, by the Acquiring Fund hereunder shall be computed as of 3:00 p.m., Eastern time, on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Company's Articles of Incorporation, as amended (the "Acquiring Company's Charter"), and the then-current prospectuses or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund, or such other valuation procedures as shall be mutually agreed upon by the parties hereto.

2.2           The value of the Fund's Assets and the net asset value of an Acquiring Fund Share shall be based on the amortized cost valuation procedures that have been adopted by the Fund's Board and the Acquiring Company's Board, respectively.  Any provision in this Agreement to the contrary notwithstanding, if on the Valuation Date the difference between the net asset value per share of (i) either the Fund's shares or the Acquiring Fund Shares, respectively, using (a) the amortized cost value and (b) the shadow market value or (ii) the Fund's shares and the Acquiring Fund Shares using the shadow market value, equals or exceeds $.0025, either party shall have the right to postpone the Closing Date until such time as the per share difference is less than $.0025 or terminate this Agreement and the transactions contemplated hereby.  For purposes of the preceding sentence, the shadow market net asset value of the Fund's shares and the Acquiring Fund Shares shall be computed by using available market quotations (or an appropriate substitute that reflects current market conditions) in accordance with the policies and procedures established by the Acquiring Fund (or as otherwise mutually determined by the Fund's Board and the Acquiring Company's Board).

2.3           The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Fund's net assets shall be determined by dividing the value of the net assets of the Fund, determined using the same valuation procedures referred to in paragraphs 2.1 and 2.2 by the net asset value of one Acquiring Fund Share of the corresponding class, as the case may be, determined in accordance with paragraph 2.2.

2.4           All computations of value shall be made in accordance with the regular practices of Dreyfus as fund accountant for the Fund and the Acquiring Fund.

3.	CLOSING AND CLOSING DATE.

3.1           The Closing Date shall be November 13, 2015, or such other date as the parties, through their duly authorized officers, may mutually agree.  All acts taking place at the Closing shall be deemed to take place simultaneously on the Closing Date unless otherwise provided.  The Closing shall be held at 3:00 p.m., Eastern time, at the offices of Dreyfus, 200 Park Avenue, 7th Floor, New York, New York, or such other time and/or place as the parties may mutually agree.

3.2           The Custodian shall deliver at the Closing a certificate of an authorized officer stating that the Fund's Assets have been delivered in proper form to the Acquiring Fund on the Closing Date.  The Fund's portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or with a permitted counterparty or futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered to the Custodian as of the Closing Date by book entry, in accordance with the customary practices of the Custodian.  The cash to be transferred by the Fund shall be delivered to the Custodian for the account of the Acquiring Fund by wire transfer of federal funds on the Closing Date.

3.3           If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such other date as the parties hereto may agree.

3.4           The Fund's transfer agent shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing.  The Acquiring Fund's transfer agent shall issue and deliver to the Fund's Secretary a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Fund that such Acquiring Fund Shares have been credited to the Fund's account on the books of the Acquiring Fund.

3.5           At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

3.6           If the Fund is unable to make delivery to the Custodian pursuant to paragraph 3.2 of any of the Assets for the reason that any of such Assets have not yet been delivered to the Fund by the Fund's broker, dealer or other counterparty, then, in lieu of such delivery, the Fund shall deliver with respect to said Assets executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or the Custodian, including broker confirmation slips.

4.	REPRESENTATIONS AND WARRANTIES.

4.1           The Fund represents and warrants to the Acquiring Company, on behalf of the Acquiring Fund, as follows:

(a)  The Fund is a corporation duly organized and validly existing under the laws of the State of Maryland, and has the power to carry out its obligations under this Agreement.

(b)  The Fund is registered under the 1940 Act as an open-end management investment company, and the Fund's shares are registered under the Securities Act of 1933, as amended (the "1933 Act"), and such registrations have not been revoked or rescinded and are in full force and effect.  The Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c)  The current prospectuses and statement of additional information of the Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)  The Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Fund's Articles of Incorporation, as amended (the "Fund's Charter"), or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Fund is a party or by which the Fund is bound, nor will the execution, delivery and performance of this Agreement by the Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Fund is a party or by which the Fund is bound.

(e)  The Fund has no material contracts or other commitments that will be terminated with liability to the Fund on or prior to the Closing Date.

(f)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and by state securities laws.

(g)  No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Fund's knowledge threatened against the Fund or any of the Fund's properties or assets which, if adversely determined, would materially and adversely affect the Fund's financial condition or the conduct of the Fund's business.  The Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Fund's business or the Fund's ability to consummate the transactions contemplated herein.

(h)  The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Statements of Investments (indicating their fair value) of the Fund for each of the Fund's five fiscal years ended May 31, 2014 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Fund as of such dates, and there are no known contingent liabilities of the Fund as of such dates not disclosed therein.

(i)  Since May 31, 2014, there has not been any material adverse change in the Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraphs 1.3 and 4.1(h) hereof.

(j)  At the Closing Date, all federal and other tax returns and reports of the Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Fund no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns.

(k)  For each taxable year of its operation (including the taxable year ending on the Closing Date), the Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

(l)  All issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund.  All of the issued and outstanding shares of the Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of its transfer agent as provided in paragraph 3.4.  The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund's shares, nor is there outstanding any security convertible into any of the Fund's shares.

(m)  On the Closing Date, the Fund will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer and deliver the Assets to be transferred by it hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Acquiring Fund.

(n)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Fund's Board and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(o)  The information to be furnished by the Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

(p)  The Registration Statement on Form N-14 and the Prospectus/Proxy Statement contained therein, as amended or supplemented (the "Registration Statement"), as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, conform and will conform, as it relates to the Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and do not and will not include, as it relates to the Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

4.2           The Acquiring Company, on behalf of the Acquiring Fund, represents and warrants to the Fund as follows:

(a)  The Acquiring Fund is a duly established and designated series of the Acquiring Company, a corporation duly organized and validly existing under the laws of the State of Maryland, and has the power to carry out its obligations under this Agreement.

(b)  The Acquiring Company is registered under the 1940 Act as an open-end management investment company, and the Acquiring Fund's shares are registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect.  The Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c)  The current prospectuses and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)  The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Acquiring Company's Charter or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Company is a party on behalf of the Acquiring Fund or by which the Acquiring Fund is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Company is a party on behalf of the Acquiring Fund or by which the Acquiring Fund is bound.

(e)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the 1934 Act and the 1940 Act and by state securities laws.

(f)  No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Acquiring Company's knowledge threatened against the Acquiring Fund or any of the Acquiring Fund's properties or assets which, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of the Acquiring Fund's business.  The Acquiring Company knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or the Acquiring Fund's ability to consummate the transactions contemplated herein.

(g)  The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Statements of Investments (indicating their fair value) of the Acquiring Fund for each of the Acquiring Fund's five fiscal years ended November 30, 2014 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates.

(h)  Since November 30, 2014, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraph 4.2(g) hereof.

(i)  At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Acquiring Company no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns.

(j)  For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and it intends to meet such requirements for its taxable year in which the Reorganization occurs.

(k)  All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date (including the Acquiring Fund Shares to be issued pursuant to paragraph 1.1 of this Agreement) will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund.  The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

(l)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Acquiring Company's Board and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Acquiring Company, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(m)  The Registration Statement, as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.  No representations and warranties in this paragraph 4.2 shall apply to statements or omissions made in reliance upon and in conformity with written information concerning the Fund furnished to the Acquiring Fund by the Fund.

(n)  No consideration other than the Acquiring Fund Shares (and the Acquiring Fund's assumption of the Fund's stated liabilities) will be issued in exchange for the Fund's Assets in the Reorganization.

(o)  The Acquiring Fund does not directly or indirectly own, nor on the Closing Date will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Fund.

5.	COVENANTS OF THE FUND AND THE ACQUIRING COMPANY, ON BEHALF OF THE ACQUIRING FUND.

5.1           The Acquiring Fund and the Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions.

5.2           The Fund will call a meeting of its shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3           Subject to the provisions of this Agreement, the Fund and the Acquiring Company, on behalf of the Acquiring Fund, will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.4           As promptly as practicable, but in any case within sixty days after the Closing Date, the Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Fund for federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Fund's President or its Vice President and Treasurer.

5.5           The Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of the Registration Statement.

5.6           The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.7           The Fund covenants that the Fund is not acquiring the Acquiring Fund Shares to be issued hereunder for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.8           As soon as is reasonably practicable after the Closing, the Fund will make a liquidating distribution to Fund Shareholders consisting of the Acquiring Fund Shares received at the Closing.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

6.1           All representations and warranties of the Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

6.2           The Fund shall have delivered to the Acquiring Fund a statement of the Fund's assets and liabilities, together with a list of the Fund's portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Fund's Treasurer.

6.3           The Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Fund's name by the Fund's President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations and warranties of the Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND.

The obligations of the Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1           All representations and warranties of the Acquiring Company, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

7.2           The Acquiring Company shall have delivered to the Fund on the Closing Date a certificate executed in the Acquiring Company's name by the Acquiring Company's President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Fund, to the effect that the representations and warranties of the Acquiring Company, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Fund shall reasonably request.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND AND THE ACQUIRING FUND.

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

8.1           This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Fund in accordance with the provisions of the Fund's Charter and the 1940 Act.

8.2           On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3           All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Fund or the Acquiring Fund, provided that either party hereto may for itself waive any of such conditions.

8.4           The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5           The Fund shall have declared and paid a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to Fund shareholders all of the Fund's investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods ending on or prior to the Closing Date; and all of its net capital gain (as defined in Section 1222(11) of the Code) realized in all taxable years or periods ending on or prior to the Closing Date (after reduction for any capital loss carryforwards).

8.6           The Fund and Acquiring Fund shall have received an opinion of Stroock & Stroock & Lavan LLP substantially to the effect that based on the facts, assumptions and conditions stated herein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(a)  The transfer of all of the Fund's Assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, followed by the distribution by the Fund of those Acquiring Fund Shares pro rata to Fund Shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code and each of the Fund and the Acquiring Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Fund's Assets in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Fund's stated liabilities pursuant to the Reorganization; (c) no gain or loss will be recognized by the Fund upon the transfer of the Fund's Assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Fund's stated liabilities or upon the distribution of those Acquiring Fund Shares to Fund Shareholders in exchange (whether actual or constructive) for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (d) no gain or loss will be recognized by Fund Shareholders upon the exchange of their Fund shares for the Acquiring Fund Shares pursuant to the Reorganization; (e) the aggregate tax basis for the Acquiring Fund Shares received by each Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Fund shares held by such Fund Shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Shares received by each Fund Shareholder will include the period during which the Fund shares exchanged therefor were held by such Fund Shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (f) the tax basis of each Fund Asset acquired by the Acquiring Fund will be the same as the tax basis of such Asset to the Fund immediately prior to the Reorganization, and the holding period of each Asset of the Fund in the hands of the Acquiring Fund will include the period during which that Asset was held by the Fund (except where the Acquiring Fund's investment activities have the effect of reducing or eliminating a Fund Asset's holding period).

    In rendering its opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which counsel may treat as representations and warranties made to it, and in separate letters addressed to counsel and the certificates delivered pursuant to this Agreement.

    No opinion will be expressed as to the effect of the Reorganization on (i) the Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any Fund Shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

9.	TERMINATION OF AGREEMENT; EXPENSES.

9.1           This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of the Fund or of the Acquiring Company, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Fund's shareholders) if circumstances should develop that, in the opinion of the party's Board, make proceeding with the Reorganization inadvisable.

9.2           If this Agreement is terminated and the transactions contemplated hereby are abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Board members or officers of the Acquiring Company or the Fund, or shareholders of the Acquiring Fund or of the Fund, as the case may be, in respect of this Agreement.

9.3           Each party acknowledges that all expenses directly incurred in connection with the Reorganization will be borne by Dreyfus.

10.	WAIVER.

At any time prior to the Closing Date, except as otherwise expressly provided, any of the foregoing conditions may be waived by the Board of the Fund or of the Acquiring Company if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or of the Acquiring Fund, as the case may be.

11.	MISCELLANEOUS.

11.1           None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

11.2           This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof.  Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

11.3           This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Fund and the Acquiring Company, on behalf of the Acquiring Fund, shall be governed and construed in accordance with the internal laws of the State of Maryland, without giving effect to principles of conflict of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

11.4           This Agreement may be amended only by a signed writing between the parties.

11.5           This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

11.6           This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

11.7           It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Board members or officers of the Fund or the Acquiring Company, or shareholders, nominees, agents, or employees of the Fund or the Acquiring Fund personally, but shall bind only the property of the Fund or the Acquiring Fund, as the case may be, as provided in the Fund's Charter or the Acquiring Company's Charter.  The execution and delivery of this Agreement by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Fund or the Acquiring Fund, as the case may be.

IN WITNESS WHEREOF, the Fund and the Acquiring Company, on behalf of the Acquiring Fund, have each caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

DREYFUS MUNICIPAL MONEY MARKET FUND, INC.

By:
Bradley J. Skapyak, President

ATTEST:
Jeff Prusnofsky,
Assistant Secretary

GENERAL MUNICIPAL MONEY MARKET FUNDS, INC., on behalf of General Municipal Money Market Fund

By:
Bradley J. Skapyak, President

ATTEST:
Jeff Prusnofsky,
Assistant Secretary

The undersigned is a party to this Agreement with respect to Section 9.3 of the Agreement

THE DREYFUS CORPORATION

By:
J. Charles Cardona, President

ATTEST:
James Bitetto,
Secretary

EXHIBIT B

DESCRIPTION OF THE ACQUIRING COMPANY'S BOARD MEMBERS

Board members of the Acquiring Company, together with information as to their positions with the Acquiring Company, principal occupations and other board memberships during the past five years, are shown below.1

Name Year of Birth Position	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years

Joseph S. DiMartino 1943 Chairman of the Board	Corporate Director and Trustee (1995 - present)
CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997 - present)

The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000 - 2010)

Francine J. Bovich 1951 Board Member	Trustee, The Bradley Trusts, private trust funds (2011 - present) Managing Director, Morgan Stanley Investment Management (1993 - 2010)	Annaly Capital Management, Inc., Director (2014 - present)
Peggy C. Davis 1943 Board Member	Shad Professor of Law, New York University School of Law (1983 - present)	N/A
Diane Dunst 1939 Board Member	President of Huntting House Antiques (1999 - present)	N/A
Nathan Leventhal 1943 Board Member	President Emeritus of the Lincoln Center for the Performing Arts (2001 - present) Chairman of the Avery Fisher Artist Program (1997 - 2014) Commissioner, NYC Planning Commission (2007 - 2011)	Movado Group, Inc., Director (2003 - present)
Robin A. Melvin 1963 Board Member
Co-Chair, Illinois Mentoring Partnership, nonprofit organization dedicated to increasing the quantity and quality of mentoring services in Illinois (2014 – present; board member since 2013)

Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995 - 2012)

N/A

1 None of the Board members are "interested persons" of the Acquiring Company, as defined in the 1940 Act.

Each Board member of the Acquiring Company, with the exception of Ms. Bovich, has been a Dreyfus Family of Funds Board member for over fifteen years.  Additional information about each Board member of the Acquiring Company follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Board member possesses which the Board of the Acquiring Company believes has prepared them to be effective Board members.  The Board believes that the significance of each Board member's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Board member may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Board member, or particular factor, being indicative of Board effectiveness.  However, the Board of the Acquiring Company, as does the Board of the Fund, believes that Board members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard.  Experience relevant to having this ability may be achieved through a Board member's educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a Board member (including as a Board member of the Acquiring Company) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences.  The charter for the nominating committee of the Board of the Acquiring Company contains certain other factors considered by the committee in identifying and evaluating potential Board member nominees.  To assist them in evaluating matters under federal and state law, the Board members of the Acquiring Company are counseled by their independent legal counsel, who participates in Board meetings and interacts with Dreyfus, and also may benefit from information provided by Dreyfus' counsel; counsel to the Acquiring Company and to the Board have significant experience advising funds and fund board members.  The Board of the Acquiring Company and its committees have the ability to engage other experts as appropriate.  The Acquiring Company's Board evaluates its performance on an annual basis.

•
Joseph S. DiMartino – Mr. DiMartino has been the Chairman of the Board of the funds in the Dreyfus Family of Funds for over 15 years.  From 1971 through 1994, Mr. DiMartino served in various roles as an employee of Dreyfus (prior to its acquisition by a predecessor of The Bank of New York Mellon Corporation in August 1994 and related management changes), including portfolio manager, President, Chief Operating Officer and a director.  He ceased being an employee or director of Dreyfus by the end of 1994.  From January 1995 to November 1997, Mr. DiMartino served as Chairman of the Board of The Noel Group, a public buyout firm; in that capacity, he helped manage, acquire, take public and liquidate a number of operating companies.  From 1986 to 2010, Mr. DiMartino served as a Director of the Muscular Dystrophy Association.

•
Francine J. Bovich – Ms. Bovich also currently serves as a Trustee for The Bradley Trusts, private trust funds, and as a Board Member for Annaly Capital Management, Inc. She is an Emeritus Trustee of Connecticut College, where she served as Trustee from 1986 to 1997, and currently serves as Chair of the Investment Sub-Committee for Connecticut College's endowment fund.  From April 1993 until September 2010, Ms. Bovich was a Managing Director at Morgan Stanley Investment Management, holding various positions including Co-Head of Global Tactical Asset Allocation Group, Operations Officer, and Head of the U.S. Institutional Equity Group.  Prior to joining Morgan Stanley Investment Management, Ms. Bovich was Principal, Executive Vice President and Senior Portfolio Manager at Westwood Management Corporation, where she worked from 1986 until 1993. From 1980 to 1986, she worked at CitiCorp Investment Management, Inc. as Managing Director and Senior Portfolio Manager.  From 1973 to 1980, Ms. Bovich was an Assistant Vice President and Equity Portfolio Manager at Bankers Trust Company.  From 1991 to 2005, she served as U.S. Representative to the United Nations Investments Committee, advising a global portfolio of approximately $30 billion.

•
Peggy C. Davis – Ms. Davis currently serves as the John S. R. Shad Professor of Lawyering and Ethics at New York University School of Law as a writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training.  Prior to joining the university's faculty in 1983, Ms. Davis served as a Judge of the Family Court of the State of New York.  Before her appointment to the bench, she practiced law for ten years in both the commercial and public interest sectors.  Ms. Davis also has served as Chair of the Board of the Russell Sage Foundation.

•
Diane Dunst – Ms. Dunst is President and Founder of Huntting House Antiques, a dealer in 18th and 19th mid-century English and French antiques.  Prior to founding Huntting House Antiques, Ms. Dunst worked in the publishing and advertising industries for more than 30 years, serving as Director of Marketing and Promotion of Lear's Magazine and Manager of Marketing and Promotion at ELLE, and holding various editorial positions at Scholastic, Inc. and Seventeen and marketing positions at BBDO Worldwide, Inc.  In addition, Ms. Dunst serves as a member of the advisory board of Bridges, Memorial Sloan-Kettering Cancer Center's quarterly newsletter for cancer survivors.

•
Nathan Leventhal – Mr. Leventhal was previously a Commissioner of the New York City Planning Commission.  Previously, Mr. Leventhal served in a number of senior positions in New York City Government, including Fiscal Director of the Human Resources Administration and Chief of Staff to Mayor John V. Lindsay, Deputy Mayor to Mayor Ed Koch and Transition Chairman for both Mayors David Dinkins and Michael Bloomberg.  Mr. Leventhal is a former partner in the law firm Poletti Freidin Prashker Feldman & Gartner.  In the not-for-profit sector, Mr. Leventhal served for 17 years as President of Lincoln Center for the Performing Arts, where he is now President Emeritus.

•
Robin A. Melvin – Ms. Melvin currently serves as a Board member of Illinois Mentoring Partnership, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois.  Ms. Melvin served as Director of the Boisi Family Foundation, a private family foundation that supports organizations serving the needs of youth from disadvantaged circumstances, from 1995 to 2012.  In that role she also managed the Boisi Family Office, providing the primary interface with all investment managers, legal advisors and other service providers to the family.  She has also served in various roles with MENTOR, a national non-profit youth mentoring advocacy organization, including Executive Director of the New York City affiliate, Vice President of the national affiliate network, Vice President of Development, and, immediately prior to her departure, Senior Vice President in charge of strategy.  Prior to that, Ms. Melvin was an investment banker with Goldman Sachs Group, Inc.

DREYFUS MUNICIPAL MONEY MARKET FUND, INC.

The undersigned shareholder of Dreyfus Municipal Money Market Fund, Inc. (the "Fund") hereby appoints Jeff Prusnofsky and John Hammalian, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of common stock of the Fund standing in the name of the undersigned at the close of business on June 10, 2015, at a Special Meeting of Shareholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, at 9:30 a.m., on Tuesday, August 25, 2015, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the meeting.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE PROPOSAL SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

THREE EASY WAYS TO VOTE YOUR PROXY

To vote by Internet

1)  Read the Prospectus/Proxy Statement and have the proxy card below at hand.
2)  Go to website www.proxyvote.com.
3)  Follow the instructions provided on the website.

To vote by Telephone

1)  Read the Prospectus/Proxy Statement and have the proxy card below at hand.
2)  Call 1-877-907-7646.
3)  Follow the instructions.

To vote by Mail

1)  Read the Prospectus/Proxy Statement.
2)  Check the appropriate box on the proxy card below.
3)  Sign and date the proxy card.
4)  Return the proxy card in the enclosed postage-paid envelope provided.

If you are NOT voting by Telephone or Internet, Please
Sign, Date and Return the Proxy Card
Promptly Using the Enclosed Envelope.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒
---------------------------------------------------------------------------------------------------------------------

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DREYFUS MUNICIPAL MONEY MARKET FUND, INC.

1.
To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to General Municipal Money Market Fund (the "Acquiring Fund"), in exchange solely for Class A shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Reorganization").  Class A shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to its shareholders in liquidation of the Fund, after which the Fund will cease operations and will be dissolved under Maryland law.

FOR	AGAINST	ABSTAIN
☐	☐	☐

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

Signature(s) should be exactly as name or names appearing on this proxy.  If shares are held jointly, each holder should sign.  If signing is by attorney, executor, administrator, trustee or guardian, please give full title.  By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Prospectus/Proxy Statement is acknowledged.

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owners)	Date

Subject to Completion, May 11, 2015
STATEMENT OF ADDITIONAL INFORMATION
[JUNE 10], 2015
Acquisition of the Assets of
DREYFUS MUNICIPAL MONEY MARKET FUND, INC.
144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144
1-800-DREYFUS
By and in Exchange for Class A Shares of
GENERAL MUNICIPAL MONEY MARKET FUND (A Series of General Municipal Money Market Funds, Inc.)
144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144
1-800-DREYFUS

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated [June 10], 2015 relating specifically to the proposed transfer of all of the assets and liabilities of Dreyfus Municipal Money Market Fund, Inc. (the "Fund") in exchange solely for Class A shares of General Municipal Money Market Fund (the "Acquiring Fund"), a series of General Municipal Money Market Funds, Inc. (the "Acquiring Company").  The transfer is to occur pursuant to an Agreement and Plan of Reorganization.  This Statement of Additional Information consists of this cover page and the following documents attached hereto:

1.	The Acquiring Fund's Statement of Additional Information dated May 1, 2014, as revised or amended July 1, 2014, September 1, 2014, February 27, 2015, April 1, 2015 and May 1, 2015.

2.	The Acquiring Fund's Annual Report for the fiscal year ended November 30, 2014.

3.
The Fund's Statement of Additional Information dated August 1, 2014, as revised or amended September 1, 2014, October 1, 2014, January 1, 2015, January 21, 2015, February 1, 2015, April 1, 2015 and April 27, 2015.

4.	The Fund's Annual Report for the fiscal year ended May 31, 2014.

5.	The Fund's Semi-Annual Report for the six-month period ended November 30, 2014.

DOCUMENTS INCORPORATED BY REFERENCE

The Acquiring Fund's Statement of Additional Information dated May 1, 2014, as revised or amended July 1, 2014, September 1, 2014, February 27, 2015, April 1, 2015 and May 1, 2015, is incorporated herein by reference to the definitive version thereof filed pursuant to Rule 497 under the Securities Act of 1933, as amended (the "Securities Act"), on May 1, 2015 (File No. 2-77767).  The financial statements of the Acquiring Fund are incorporated herein by reference to the Acquiring Fund's Annual Report for its fiscal year ended November 30, 2014, filed on February 3, 2015.

The Fund's Statement of Additional Information dated August 1, 2014, as revised or amended September 1, 2014, October 1, 2014, January 1, 2015, January 21, 2015, February 1, 2015, April 1, 2015 and April 27, 2015, is incorporated herein by reference to the definitive version thereof filed pursuant to Rule 497 under the Securities Act on April 28, 2015 (File No. 2-65232).  The financial statements of the Fund are incorporated herein by reference to the Fund's Annual Report for its fiscal year ended May 31, 2014, filed on July 31, 2014, and the Fund's Semi-Annual Report for the fiscal period ended November 30, 2014, filed on January 30, 2015.

PRO FORMA FINANCIAL INFORMATION

At a meeting held on May 5, 2015, the Board of Directors of General Municipal Money Market Funds, Inc., on behalf of General Municipal Money Market Fund (the "Acquiring Fund"), and at a meeting held on May 4, 2015, the Board of Directors of Dreyfus Municipal Money Market Fund, Inc. (the "Fund"), each approved an Agreement and Plan of Reorganization pursuant to which the Fund will transfer all of its assets, subject to its liabilities, to the Acquiring Fund, in exchange for a number of Class A shares of the Acquiring Fund equal in value to the assets less liabilities of the Fund (the "Exchange").  The Acquiring Fund's Class A shares will then be distributed to the Fund's shareholders on a pro rata basis in liquidation of the Fund. Shareholders of the Fund will receive Class A shares of the Acquiring Fund in the Exchange.

The Exchange will be accounted for as a tax-free merger of investment companies.  The unaudited pro forma financial information reflects the financial position of the Acquiring Fund and the Fund on November 30, 2014 and is intended to present certain data as if the merger had been consummated on December 1, 2013.  The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the Acquiring Fund for prior periods will not be restated. Following the Exchange, the Acquiring Fund will be the accounting survivor.  The fiscal year end is November 30 for the Acquiring Fund and May 31 for the Fund.  No significant accounting policies, including investment valuation policies, will change as a result of the Exchange.  The Fund and the Acquiring Fund are both money market funds managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended, and have a substantially similar investment objective and substantially similar investment management policies.

The pro forma financial information should be read in conjunction with the financial statements of the Fund and the Acquiring Fund included in the annual report of each fund, dated November 30, 2014 for the Acquiring Fund and May 31, 2014 for the Fund, and included or incorporated by reference in the Statement of Additional Information of which the pro forma financial information form a part.  The pro forma financial information is presented for informational purposes only and may not necessarily be representative of what the actual combined financial statements would have been had the Exchange occurred on November 30, 2014.

The Dreyfus Corporation ("Dreyfus"), the investment adviser of both the Fund and the Acquiring Fund, will bear the expenses of the Exchange, regardless of whether the Exchange is consummated.  The Acquiring Fund and the Fund have each agreed to pay Dreyfus a management fee at the annual rate of 0.50% of the value of the respective fund's average daily net assets.

As of November 30, 2014, the net assets of: (i) the Fund were $472,659,504 and (ii) the Acquiring Fund were $856,194,958.  The net assets of the combined fund as of November 30, 2014 would have been  $1,328,854,462.

On a pro forma basis for the 12 months ended November 30, 2014, the proposed Exchange would result in the following approximate decreases to expenses charged:

Registration fees	$20,900
Shareholder servicing costs	30,000
Professional fees	61,700
Custodian fees	11,100
Prospectus and shareholders' reports	3,500
Directors' fees and expenses	13,300
Miscellaneous expense	13,206

Total decrease to expenses	$153,706

The Fund and the Acquiring Fund have each qualified as a "regulated investment company" under the Internal Revenue Code.  After the Exchange, the Acquiring Fund intends to continue to qualify as a regulated investment company, which can distribute tax-emempt dividends, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from all, or substantially all, federal income and excise taxes.

The identified cost of investments for the Fund and the Acquiring Fund at November 30, 2014 is substantially the same for both financial accounting and federal income tax purposes.  The tax cost of investments will remain unchanged for the combined entity.  Management does not anticipate having to sell any securities as a result of the Exchange.

The Exchange will not be a taxable event for federal income tax purposes.  Shareholders will not recognize any capital gain or loss as a direct result of the Exchange.  A shareholder's tax basis in Fund shares will carry over to the shareholder's Acquiring Fund shares, and the holding period for such Acquiring Fund shares will include the holding period for the shareholder's Fund shares.  As a condition to the closing of the Exchange, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the Exchange will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a direct result of the Exchange.  The Fund will distribute any undistributed net investment income and net realized capital gains (after reduction for any capital loss carryforwards) prior to the Exchange, which distribution will be taxable to shareholders.  Certain tax attributes of the Fund will carry over to the Acquiring Fund, including the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards, if any.  At November 30, 2014, neither the Fund nor the Acquiring Fund had any capital loss carryforwards available for offset.

GENERAL MUNICIPAL MONEY MARKET FUNDS, INC.
PART C
OTHER INFORMATION

Item 15	Indemnification.

The response to this item is incorporated by reference to Item 30 of Part C of Post-Effective Amendment No. 58 to the Registrant's Registration Statement on Form N-1A (the "Registration Statement"), filed on March 27, 2015 ("Post-Effective Amendment No. 58") (File No. 2-77767).

Item 16	Exhibits.
(1)(a)	Articles of Incorporation are incorporated by reference to Exhibit (1)(a) of Post-Effective Amendment No. 20 to the Registration Statement, filed on March 29, 1995.

(1)(b)
Articles of Amendment and Articles Supplementary are incorporated by reference to Exhibits (1)(b) and (1)(c), respectively, to Post-Effective Amendment No. 30 to the Registration Statement, filed on April 28, 1998 ("Post-Effective Amendment No. 30").

(1)(c)
Articles of Amendment and Articles Supplementary are incorporated by reference to Exhibits (a)(2) and (a)(3), respectively, to Post-Effective Amendment No. 36 to the Registration Statement, filed on March 29, 2000 ("Post-Effective Amendment No. 36").

(1)(d)	Articles Supplementary is incorporated by reference to Exhibit (a)(3) to Post-Effective Amendment No. 42 to the Registration Statement, filed on February 10, 2005.

(1)(e)	Articles Supplementary is incorporated by reference to Exhibit (a)(4) to Post-Effective Amendment No. 44 to the Registration Statement, filed on March 30, 2006.

(1)(f)	Articles Supplementary is incorporated by reference to Exhibit (a)(5) to Post-Effective Amendment No. 46 to the Registration Statement, filed on March 28, 2008.

(2)	Amended and Restated By-Laws are incorporated by reference to Exhibit 77Q1 to Registrant's Form N-SAR, filed on January 30, 2012.

(3)	Not Applicable.

(4)	Form of Agreement and Plan of Reorganization.*

(5)	Reference is made to Exhibits (1) and (2) hereof.

(6)	Management Agreement is incorporated by reference to Exhibit (d) to Post-Effective Amendment No. 43 to the Registration Statement, filed on March 30, 2005.

(7)(a)
Amended and Restated Distribution Agreement is incorporated by reference to Exhibit (e)(2) to Post-Effective Amendment No. 50 to the Registration Statement, filed on March 29, 2011 ("Post-Effective Amendment No. 50").

(7)(b)	Forms of Service Agreements, Shareholder Services Plan Agreements and Distribution Plan Agreements are incorporated by reference to Exhibit (e) to Post-Effective Amendment No. 36.

(7)(c)
Forms of Supplement to Service Agreements are incorporated by reference to Exhibit (e)(3) to Post-Effective Amendment No. 45 to the Registration Statement, filed on March 30, 2007 ("Post-Effective Amendment No. 45").

(8)	Not Applicable.

(9)(a)	Custody Agreement is incorporated by reference to Exhibit (g) of Post-Effective Amendment No. 50.

(9)(b)	Amendment to the Custody Agreement is incorporated by reference to Exhibit (g)(2) of Post-Effective Amendment No. 56.

(10)(a)	Shareholder Services Plan, with respect to Class A, is incorporated by reference to Exhibit (9)(a) to Post-Effective Amendment No. 30.

(10)(b)	Rule 18f-3 Plan, as amended, is incorporated by reference to Exhibit (n) of Post-Effective Amendment No. 45.

(11)	Opinion and Consent of Registrant's counsel.*

(12)	Opinion and Consent of counsel regarding tax matters.**

(13)	Not Applicable.

(14)	Consent of Ernst & Young LLP, the independent registered public accounting firm of the Registrant and Dreyfus Municipal Money Market Fund, Inc.*

(15)	Not Applicable.

(16)	Power of Attorney.*

(17)(a)	The Prospectus of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 58.

(17)(b)
The Statement of Additional Information of the Registrant is incorporated herein by reference to the definitive version of the Registrant's Statement of Additional Information, filed pursuant to Rule 497 under the Securities Act, as amended, on May 1, 2015.

*           Filed herein or herewith.

**        To be filed by post-effective amendment.

Item 17.	Undertakings.

(1)
The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended (the "Securities Act"), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)
The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned Registrant agrees to file by post-effective amendment the final opinion of counsel regarding tax matters within a reasonable period of time after receiving such opinion.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York, and State of New York on the 5th day of May, 2015.

GENERAL MUNICIPAL MONEY MARKET FUNDS, INC. By: /s/ Bradley J. Skapyak Bradley J. Skapyak, President

Power of Attorney

Each person whose signature appears below on this Registration Statement on Form N-14 hereby constitutes and appoints John Pak, Janette E. Farragher, Kiesha Astwood, James Bitetto, Joni Lacks Charatan, Joseph M. Chioffi, John B. Hammalian, Maureen E. Kane, Sarah S. Kelleher, and Jeff Prusnofsky and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign this Registration Statement on Form N-14 (any and all amendments, including post-effective amendments, thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, the following persons in the capacities and on the dates indicated have signed this Registration Statement below.

/s/ Bradley J. Skapyak Bradley J. Skapyak	President (Principal Executive Officer)	May 5, 2015

/s/ James Windels James Windels	Treasurer (Principal Financial and Accounting Officer)	May 5, 2015

/s/ Joseph S. DiMartino Joseph S. DiMartino	Chairman of the Board	May 5, 2015

/s/ Francine J. Bovich Francine J. Bovich	Board Member	May 5, 2015

/s/ Peggy C. Davis Peggy C. Davis	Board Member	May 5, 2015

/s/ Diane Dunst Diane Dunst	Board Member	May 5, 2015

/s/ Nathan Leventhal Nathan Leventhal	Board Member	May 5, 2015

/s/ Robin A. Melvin Robin A. Melvin	Board Member	May 5, 2015

Exhibit Index

(11)	Opinion and Consent of Registrant's counsel
(14)	Consent of Ernst & Young LLP, the independent registered public accounting firm of the Registrant and Dreyfus Municipal Money Market Fund, Inc.